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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C.  20549
                                    -------------

                                       Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date earliest event reported):
                                  November 10, 1995

                            Commission file number 0-10095
                                   ---------------

                                UNIT INSTRUMENTS, INC.
                (Exact name of registrant as specified in its charter)
                                   ---------------

          California                                             33-0077406
          (State or other jurisdiction of                  (I.R.S. Employer
          incorporation or organization)             Identification Number)
                                   ---------------
          22600 Savi Ranch Parkway                                    92687
          Yorba Linda, CA                                        (Zip Code)
          (Address of principal
          executive offices)

          Registrant's telephone number,
          including area code:                               (714) 921-2640
                                   ---------------

          Autoclave Engineers, Inc.
          (Former name or former address
          if changed since last report)
                                   ---------------
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          Item 5.   Other Events.

          At the Annual Meeting of Shareholders on November 10, 1995, the shareholders approved a reincorporation Merger and Plan of Merger whereby Autoclave Engineers, Inc. was merged into Unit Instruments, Inc. which served to change the state of incorporation of the Company from Pennsylvania to California. Effective November 17, 1995, the Company's listing on the NASDAQ was changed to Unit Instruments, Inc. from Autoclave Engineers, Inc. with a new trading symbol of UNII. Attached as Exhibit 2.1 is the Plan of Merger as filed with the Registrant's Proxy Statement dated October 6, 1995.


          Item 7.   Financial Statements and Exhibits.

                    (c)  Exhibits

                    2.1  Plan of Merger merging Autoclave
                         Engineers, Inc. (a Pennsylvania
                         Corporation) with and into Unit
                         Instruments, Inc. (a California
                         Corporation).







                                      Signatures


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AUTOCLAVE ENGINEERS, INC.


          Date:  November 22, 1995    By:  /S/ Michael J. Doyle
                                           ----------------------------
                                           Michael J. Doyle, President
                                           and Chief Executive Officer


          Date:  November 22, 1995    By:  /S/ Gary N. Patten
                                           ----------------------------
                                           Gary N. Patten, Vice President
                                           and Chief Financial Officer
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